UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2010

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey	000-50055	22-3768777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

155 Morristown Road
Bernardsville, New Jersey		07924
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (908) 221-0100

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

On April 28, 2010, the Registrant issued a press release announcing its operating results for the three months ended March 31, 2010. A copy of the April 28, 2010 press release is included as Exhibit 99.1 hereto.

Item 7.01     Regulation FD Disclosure

Exhibit 99.2: Stewart E. McClure, Jr., Presentation April 28, 2010: Annual Shareholder Meeting

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits. The following is filed as an Exhibit to this Current Report on Form 8-K:

	99.1	Press Release dated April 28, 2010
	99.2	Power Point Presentation: Stewart E. McClure, Jr., Somerset Hills Bancorp President, CEO and COO, April 28, 2010 - Annual Shareholder Meeting

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERSET HILLS BANCORP

Date: April 28, 2010	By:	/s/ Stewart E. McClure, Jr.
Steward E. McClure, Jr.
President, Chief Executive Officer and
Chief Operating Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit Number	Description
99.1	Press Release dated April 28, 2010

99.2	Power Point Presentation: Stewart E. McClure, Jr., Somerset Hills Bancorp President, CEO, and COO, April 28, 2010 - Annual Shareholder Meeting